BROWN ADVISORY FUNDS

Brown Advisory Maryland Bond Fund
 (the “Fund”)

Institutional Shares (Not Available for Sale)
Investor Shares (BIAMX)
Advisor Shares (Not Available for Sale)

Supplement dated June 1, 2015
to the Prospectus and Summary Prospectus dated October 31, 2014

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (“Board”) of Brown Advisory Funds, the Board approved certain changes relating to the Fund, as described below:

1.           Change in Portfolio Manager for the Fund

Effective as of June 1, 2015, Stephen M. Shutz assumed sole responsibility for the day-to-day portfolio management of the Fund.  Prior to that date, Mr. Shutz had shared portfolio management duties with Monica M. Hausner, who has assumed the responsibility to manage institutional fixed income relationships.  Mr. Shutz has managed the Fund since 2014.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference